                                                              EXHIBIT 10 (xi)

                FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

                  THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is made as of the 20th day of December, 1995, among THE STANLEY WORKS, STANLEY MECHANICS TOOLS, INC. (formerly known as Mac Tools, Inc.) and STANLEY- BOSTITCH, INC. (collectively, the "Sellers"); WACHOVIA BANK OF GEORGIA, N.A. as Agent and as an Existing Purchaser; BANQUE NATIONALE DE PARIS, NEW YORK BRANCH, and ROYAL BANK OF CANADA (the other "Existing Purchasers") and FLEET BANK OF MASSACHUSETTS, N.A. (the "Additional Purchaser", the Existing Purchasers and the Additional Purchaser being hereinafter collectively referred to as the "Purchasers").

                                   Background:

                  The Sellers, the Existing Purchasers and the Agent have entered into a certain Receivables Purchase Agreement dated as of December 1, 1993 (the "Receivables Purchase Agreement").

                  The Sellers, the Existing Purchasers and the Agent wish to amend the Receivables Purchase Agreement in certain respects, as hereinafter provided, and wish to add the Additional Purchaser as a Purchaser (as defined in the Receivables Purchase Agreement) party to the Receivables Purchase Agreement.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned to them in the Receivables Purchase Agreement.

                  SECTION 2. Amendments. The Receivables Purchase Agreement is hereby amended as set forth in this Section 2.

                  2.1 Amendments to Section 1.01. (a) The following definitions are hereby added to Section 1.01 of the Receivables Purchase Agreement, to be inserted in proper alphabetical order:

                           "Adjusted Interbank Offered Rate" applicable to any
                  Settlement Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (a) the applicable IBOR for such Settlement Period by (b) 1.00 minus the applicable IBOR Reserve Percentage.

                           "Dollar Denominated Receivables" means Receivables
                  payable in Dollars.

                           "Dollar Equivalent" means the Dollar equivalent of
                  amounts that may be calculated with respect to Foreign Currency Denominated Receivables including, without limitation, the Unpaid Balance and Unearned Charges, determined by the Agent on the basis of its spot rate for the purchase, with Dollars, of the foreign currency in which such Foreign Currency Denominated Receivables are payable.

                           "Effective Date" means December 20, 1995.

                           "Foreign Currency Business Day" shall mean any
                  Domestic Business Day, but excluding one on which trading is not carried on by and between banks in deposits of the foreign currency or currencies in which any applicable Foreign Currency Denominated Receivable is payable, in the applicable interbank market for such foreign currency or currencies.

                           "Foreign Currency Denominated Receivables" means
                  Receivables payable in the official currency of a country, other than the United States, that is a member of the Organization for Economic Cooperation and Development.

                           "IBOR" means, with respect to all Foreign Currency
                  Denominated Receivables payable in the same currency, the offered rate for deposits in the foreign currency in which such Foreign Currency Denominated Receivables are payable, for amounts equal or comparable to the principal amount of the aggregate Net Balances of such Foreign Currency Denominated Receivables as of the first day of the Settlement Period during which such rate is being determined, and offered for a term of three months, which rate appears on Telerate Page 3750 or the appropriate Telerate page for such currency or if the rate for such currency is not available on Telerate the Reuters page for such currency as of 11:00 A.M. (London, England time) on the day that is two Foreign Currency Business Days prior to the first day of such Settlement Period. If the foregoing rate is unavailable for any reason, then such rate shall be determined by the Agent from any other interest rate reporting service of recognized standing designated in writing by the Agent to the Sellers and the Purchasers.

                           "IBOR Rate" means, with respect to all Foreign
                  Currency Denominated Receivables payable in the same currency, for any day during any Settlement Period, a rate per annum equal to the sum of the Adjusted Interbank Offered Rate for such currency for such Settlement Period, plus the Applicable IBOR Margin for such day, provided that, upon the occurrence and during the continuance of a Repurchase Event, the IBOR Rate for any day during any Settlement Period means a rate per annum equal to the sum of (x) the Adjusted Interbank Offered Rate for such currency for such Settlement Period, plus (y) the Applicable IBOR Margin for such day, plus (z) 2.00% per annum. The "IBOR Rate" with respect to a particular currency for any Settlement Period means a rate per annum equal to the weighted average of the IBOR Rate in effect for each day with respect to such currency during such Settlement Period.

                           "IBOR Reserve Percentage" means with respect to a
                  particular currency, for any day that percentage (expressed as a decimal) that is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirements for a member bank of the Federal Reserve System in respect of "Eurocurrency Liabilities" for such currency (or in respect of any other category of liabilities that includes deposits by reference to which the Purchasers' Yield (when calculated by reference to the IBOR Rate) is determined or any category of extensions of credit or other assets that includes loans by a non-United States

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
                  office of any Purchaser to United States residents). The Adjusted Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the IBOR Reserve Percentage.

                  (b) The definition of "Applicable Base Rate Margin" and "Applicable Euro-Dollar Margin" contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                           "Applicable Base Rate Margin", "Applicable
                  Euro-Dollar Margin" and "Applicable IBOR Margin" (collectively referred to herein as the "Applicable Margins") mean, for any day during any period set forth in the following table, those percentages per annum set forth opposite such period in such table, which percentages shall vary from time to time as set forth below depending on whether the Debt Rating of the Unsupported Stanley Debt is High, Medium or Low (the Applicable Margins to change from time to time on any day on which there occurs a change in the Debt Rating of the Unsupported Stanley Debt):

              PERIOD                    DEBT           APPLICABLE           APPLICABLE           APPLICABLE
                                       RATING          EURO-DOLLAR             IBOR               BASE RATE
                                                         MARGIN               MARGIN               MARGIN
--------------------------------------------------------------------------------------------------------------
     Prior to the Commitment            High            + 0.2500%            +0.2500%             + 0.0000%
         Expiration Date           --------------- -------------------  -------------------  -------------------
                                       Medium           + 0.3750%            +0.03750%            + 0.1250%
                                   --------------- -------------------  -------------------  -------------------
                                         Low            + 0.5000%            +0.5000%             + 0.2500%
                                   --------------- -------------------  -------------------  -------------------
        From and after the              High            + 1.0000%            +1.0000%             + 0.7500%
            Commitment
         Expiration Date
                                   --------------- -------------------  -------------------  -------------------
                                       Medium           + 1.1250%            +1.1250%             + 0.8750%
                                   --------------- -------------------  -------------------  -------------------
                                         Low            + 1.2500%            +1.2500%             + 1.0000%
---------------------------------- --------------- -------------------  -------------------  -------------------

                  (c) The definition of Beneficial Interest Percentage contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Beneficial Interest Percentage" of any Purchaser means, at any date, a percentage obtained by dividing (a)(i) the aggregate amount funded by such Purchaser hereunder, on or prior to such date, in respect of the Purchase Price for the Initial Offered Receivables and all Portfolio Increases (calculated by converting any amounts attributable to Foreign Currency Denominated Receivables into their Dollar Equivalents as of such date), minus (ii) the aggregate amount allocated and paid to such Purchaser pursuant to Section 2.09(c), on or prior to such date, in respect of all Portfolio Decreases (calculated by converting any amounts attributable to Foreign Currency Denominated Receivables into their Dollar Equivalents as of such date) by (b) the Portfolio Balance as of the Cutoff Date or, if later, the Domestic Business Day next preceding the Reset


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
         Date for the last Settlement Period that shall have ended on or prior to such date. In the event of a permitted assignment by a Purchaser of a portion of its Beneficial Interest, such Purchaser's Beneficial Interest Percentage shall be allocated proportionately between such Purchaser and such Purchaser's Assignee.

                  (d) The definition of Closing Balance contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Closing Balance" with respect to all Purchased Receivables payable in the same currency (calculated separately for each currency in which Purchased Receivables are payable) for any Settlement Period means the aggregate Net Balances of the Closing Receivables payable in such currency for such Settlement Period as of the Domestic Business Day next preceding the Reset Date for such Settlement Period.

                  (e) The second sentence in the definition of Commitment contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         The total of the Commitments initially shall be $80,000,000 and on and after the Effective Date shall be $110,000,000.

                  (f) The definition of Commitment Expiration Date contained in
Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         "Commitment Expiration Date" means December 20, 1998 or such later date as the Sellers and all of the Purchasers may agree in writing.

                  (g) Clause (c)(i) of the definition of Eligible Receivables contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         (i) is payable in Dollars or in the official currency of a country that is a member of the Organization for Economic Cooperation and Development (excluding, however, Receivables payable in the official currencies of Greece, Iceland, Mexico and Turkey),

                  (h) Clause (c)(v) of the definition of Eligible Receivables contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         (v) was created in a country that is a member of the Organization for Economic Cooperation and Development;

                  (i) Clause (e)(iv) of the definition of Eligible Receivables contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (iv) constitutes the only Contract with respect to the goods sold or leased thereunder and the services, if any, related thereto (or if more than one Contract exists, all rights under such Contracts will be assigned to the Purchasers hereunder),

                  (j) Clause (e)(vi) of the definition of Eligible Receivables contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (vi) has a remaining term of no longer than 60 months from the date such Receivable is purchased hereunder,

                  (k) The definition of Facility Fee Rate contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Facility Fee Rate" means, for any day, a rate per annum equal to (a) before the Effective Date, (i) 0.1500% per annum at all times when the Debt Rating of Unsupported Stanley Debt is High, or (ii) 0.1875% per annum at all other times, and (b) on and after the Effective Date, (i) 0.1000% per annum at all times when the Debt Rating of Unsupported Stanley Debt is High, or (ii) 0.1375% per annum at all other times.

                  (l) The definition of London Interbank Offered Rate contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended by inserting on the third line thereof, immediately after the term "Opening Balance", and on the last line thereof, immediately after the term "Opening Balance", the following phrase:

                   consisting solely of Dollar Denominated Receivables

                  (m) The definition of MAC contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Mechanics Tools" means Stanley Mechanics Tools, Inc., an Ohio corporation (formerly known as Mac Tools, Inc.), and its permitted successors and assigns.

                  All references in the Receivables Purchase Agreement to MAC shall be deemed to refer to Mechanics Tools, and all references to Mac Tools, Inc. shall be deemed to refer to Stanley Mechanics Tools, Inc.

                  (n) The definition of Net Balance contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended by adding an additional sentence at the end of such definition, to read as follows:

                  The Net Balance of each Foreign Currency Denominated Receivable shall be calculated in the foreign currency in which such Foreign Currency Denominated Receivable is payable.

                  (o) The definition of Opening Balance contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Opening Balance" with respect to Purchased Receivables payable in the same currency (calculated separately for each currency in which Purchased Receivables are payable) for any Settlement Period means the aggregate Net Balances of the Opening Receivables payable in such currency for such Settlement Period as of the first day of such Settlement Period.

                  (p) The definition of Portfolio Balance contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Portfolio Balance" means, at any time, the aggregate amount of the Net Balances of all Purchased Receivables at such time. For purposes of this definition, the Dollar Equivalent of the Net Balance of each Foreign Currency Denominated Receivable as of the date of calculation shall be used.

                  (q) The definition of Portfolio Decrease contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Portfolio Decrease" means, with respect to Purchased Receivables payable in any currency (calculated separately for each currency in which Purchased Receivables are payable) for any Settlement Period, the positive sum, if any, of the Opening Balance with respect to Purchased Receivables payable in such currency for such Settlement Period minus the Closing Balance with respect to Purchased Receivables payable in such currency for such Settlement Period.

                  (r) The definition of Portfolio Increase in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Portfolio Increase" means, with respect to Purchased Receivables payable in any currency (calculated separately for each currency in which Purchased Receivables are payable) for any Settlement Period, the negative sum, if any, of the Opening Balance with respect to Purchased Receivables payable in such currency for such Settlement Period minus the Closing Balance with respect to

                  Purchased Receivables payable in such currency for such Settlement Period. The Portfolio Increase with respect to Purchased Receivables payable in a particular currency for any Settlement Period represents the amount of the aggregate Purchase Price for all Subsequently Offered Receivables payable in such currency to be purchased by the Purchasers hereunder on the Ending Date for such Settlement Period, net of the amount by which the Opening Balance with respect to Purchased Receivables payable in such currency for such Settlement Period exceeds the aggregate Net Balances of the Opening Receivables with respect to Purchased Receivables payable in such currency for such Settlement Period as of such Ending Date.

                  (s) The definition of Purchasers' Yield contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Purchasers' Yield" with respect to Purchased Receivables payable in a particular currency (calculated separately for each currency in which Purchased Receivables are payable) for any Settlement Period means an amount equal to the product obtained by multiplying (a) the Opening Balance with respect to Purchased Receivables payable in such currency for such Settlement Period times (b) the Yield Rate applicable to Purchased Receivables payable in such currency for such Settlement Period times (c) a fraction, the numerator of which is the number of days in such Settlement Period, including the first but excluding the last, and the denominator of which is 360.

                  (t) The definition of Reset Date contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Reset Date" for any Settlement Period means the earlier of
                  (i) the Second Euro- Dollar Business Day next preceding the Ending Date for such Settlement Period, or (ii) if a Net Balance is outstanding with respect to any Foreign Currency Denominated Receivables, of if any Foreign Currency Denominated Receivables will be purchased on the Ending Date for such Settlement Period, the second Foreign Currency Business Day next preceding the Ending Date for such Settlement Period.

                  (u) The definition of Settlement Period contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Settlement Period" means each period that (i) in the case of the first Settlement Period, shall commence on Closing Date and shall end March 20, 1994 or (ii) in the case of each Settlement Period thereafter, shall commence on the last day of the immediately preceding Settlement Period and shall end on the 20th day in the third succeeding calendar month (unless such day is not a Euro-Dollar Business Day and a Foreign Currency Business Day, in which event such Settlement

                  Period shall end on the next succeeding day which is a Euro-Dollar Business Day and a Foreign Currency Business Day).

                  (v) The definition of Standard & Poor's contained in Section
1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto that is a nationally recognized rating agency.

                  (w) The definition of Yield Rate contained in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Yield Rate" for any Settlement Period means (i) with respect to Dollar Denominated Receivables, the Adjusted Base Rate or the Euro-Dollar Rate for such Settlement Period, as Stanley shall select or be deemed to have selected pursuant to Section 2.04; and (ii) with respect to Foreign Currency Denominated Receivables, the IBOR Rate for such Settlement Period for each different foreign currency in which such Foreign Currency Denominated Receivables are payable.

                  2.2 Amendment to Section 2.01. Section 2.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 2.01. Commitments to Purchase Receivables. Each Purchaser severally agrees, on the terms and conditions set forth herein, to purchase Receivables, up to such Purchaser's Commitment, owned by one or more of the Sellers and offered for sale pursuant to Section 2.02 on the Closing Date and on any Ending Date for any Settlement Period ending prior to the Commitment Expiration Date or the Commitment Termination Date, as applicable; provided that, (i) immediately after each such Purchase the Portfolio Balance shall not exceed the total Commitments; (ii) the aggregate Net Balances, as of the Cutoff Date, of Receivables so offered for sale on the Closing Date, shall not be less than $25,000,000; and (iii) immediately after each such Purchase the Portfolio Balance of Foreign Currency Denominated Receivables shall not exceed $20,000,000. Notwithstanding anything in this Agreement to the contrary, neither the Agent or any Purchaser shall assume or be deemed or considered to have assumed the duties, liabilities or obligations of any Seller or any other Person under any Contract by reason of any Purchase hereunder or otherwise.

         2.3 Amendment to Section 2.02(b). Section 2.02(b) of the Receivables Purchase Agreement is hereby amended by changing each reference therein to Closing Balance and Net Balance to Closing Balances and Net Balances, respectively, and by adding, on the seventh line thereof, immediately after the term "Net Balances", the following parenthetical:


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
                  (using the Dollar Equivalent of the Net Balance of each Foreign Currency Denominated Receivable)

         2.4 Amendment to Section 2.02(c). Section 2.02(c) of the Receivables Purchase Agreement is hereby amended by deleting the word "and" immediately prior to clause (vi) thereof and by adding an additional clause (vii) at the end of the second sentence thereof, to read as follows:

                  and (vii) the currency in which such Receivables are payable.

         2.5 Amendment to Section 2.04(b). Section 2.04(b) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Stanley may select, on behalf of the Sellers, for each Settlement Period whether the Yield Rate for such Settlement Period with respect to Dollar Denominated Receivables shall be the Adjusted Base Rate or the Euro-Dollar Rate for such Settlement Period. Such selection shall be made by written notice from Stanley to the Agent to be received not later than 10:00 a.m. (Atlanta, Georgia time) on the third Euro-Dollar Business Day next preceding the first day of such Settlement Period if Stanley shall elect the Euro-Dollar Rate as the Yield Rate for such Settlement Period; provided that if the Agent shall not have received such a notice from Stanley on or prior to 10:00 a.m. (Atlanta, Georgia time) on the third Euro-Dollar Business Day next preceding the first day of such Settlement Period, Stanley shall be deemed to have selected, on behalf of the Sellers, the Euro-Dollar Rate as the Yield Rate for such Settlement Period with respect to Dollar Denominated Receivables; and provided further that, upon the occurrence and during the continuance of a Repurchase Event, Stanley may not select the Euro-Dollar Rate as the Yield Rate for any Settlement Period unless all of the Purchasers shall consent thereto in writing. The Yield Rate for all Foreign Currency Denominated Receivables shall be the IBOR Rate with respect to the respective currencies in which such Foreign Currency Denominated Receivables are payable.

         2.6 Amendment to Section 2.05. Section 2.05 of the Receivables Purchase Agreement is hereby amended by changing the reference to Closing Balance in the second line thereof to Closing Balances, and by inserting immediately after the phrase Closing Balances the following parenthetical:

                  (calculated using the Dollar Equivalent of the Net Balance of each Foreign Currency Denominated Receivable)

         2.7 Amendment to Section 2.07(a). Section 2.07(a)(iv) of the Receivables Purchase Agreement is hereby amended by adding immediately before clause (x) in the fifth line from the bottom thereof the following phrase:

                  such Contract covers goods with an original value in excess of $5,000 and



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
         2.8 Amendment to Section 2.09(b). Section 2.09(b) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Prior to 4:00 p.m. (Atlanta, Georgia time) on the Domestic Business Day prior to the Reset Date for each Settlement Period, the Sellers shall submit to the Agent and the Purchasers a settlement statement, bill of sale and assignment, substantially in the form attached hereto as Exhibit D-1 (each a "Settlement Statement"), dated the Ending Date for such Settlement Period and specifying among other things (i) the Opening Balances and the Closing Balances for such Settlement Period, (ii) the Portfolio Decreases, if any, for such Settlement Period, (iii) the Portfolio Increases, if any, for such Settlement Period, (iv) the amount and computation of the Purchasers' Yields for such Settlement Period, (v) the amount and computation of the Facility Fee for such Settlement Period, and (vi) the amount of all Agent's Servicing Fees and Agent's Costs and Expenses, if any, that became due to the Agent on or before, but remain unpaid as of, such Ending Date. In connection with the Settlement Statement for each Settlement Period, Stanley shall deliver to the Agent, for receipt not later than 10:00 a.m. (Atlanta, Georgia time) on the Ending Date for such Settlement Period, a Receivables Schedule for such Settlement Period, dated as of the Domestic Business Day next preceding the Reset Date for such Settlement Period, conforming to the requirements of
                  Section 2.02. Notwithstanding the foregoing, in the event the Agent shall have assumed the Sellers' responsibilities for the billing and collection of Purchased Receivables, such Settlement Statements shall be prepared by the Agent (with copies furnished to the Sellers and the Purchasers) and the calculations and information therein shall be conclusive, absent manifest error.

         2.9 Amendment to Section 2.09(c).The reference to Portfolio Decrease in clause (i) and the reference to Purchasers' Yield in clause (ii) of the first sentence of Section 2.09(c) of the Receivables Purchase Agreement is hereby changed from the singular to the plural, or to Portfolio Decreases and Purchasers' Yields, respectively.

         2.10 Amendment to Section 2.09(d). Section 2.09(d) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) Subject to Section 3.02, on the Ending Date for each Settlement Period each Purchaser shall make available to the Agent, in accordance with the provisions of Section 2.10(c), its ratable share of the Portfolio Increases (in the appropriate currencies), if any, for such Settlement Period. Subject to Section 2.10(c), the Agent will make the funds so received from the Purchasers available to Stanley, on behalf of and for the account of the Sellers, at the Agent's aforesaid address.

         2.11 Amendment to Section 2.09(e). All references to Portfolio Increase, Portfolio Decrease, and Purchasers' Yield contained in Section 2.09(e) of the Receivables Purchase Agreement are hereby changed from the singular to the plural, or to Portfolio Increases, Portfolio Decreases and Purchasers' Yields, respectively.




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
         2.12 Amendment to Section 2.09(f). Section 2.09(f) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (f) Without in any way limiting the obligation to account for or pay the amounts required to be paid to the Agent pursuant to paragraph (c) of this Section, until such time as the Agent shall have assumed, pursuant to Section 2.07(b) or Section 6.03, the Sellers' duties for the billing and collection of the Purchased Receivables, to the extent that the collections in any currency during any Settlement Period (or part thereof prior to the date of such assumption by the Agent) in respect of the Opening Receivables payable in such currency exceeds the sum of (i) the amount by which the Opening Balance with respect to Purchased Receivables payable in such currency for such Settlement Period exceeds the aggregate Net Balances of such Opening Receivables as of the Domestic Business Day next preceding the Reset Date for such Settlement Period, plus (ii) the Purchasers' Yield with respect to Purchased Receivables payable in such currency for such Settlement Period, plus
                  (iii) the Facility Fees and Agency Fees for such Settlement Period, the Sellers may retain such excess collections (herein, the "Sellers' Servicing Fee" for such Settlement Period) for their own account as compensation for such Settlement Period (or portion thereof) in respect of such servicing. In the event the Agent shall so assume the Sellers' duties for the billing and collection of the Purchased Receivables, such excess shall be retained by the Agent, for the ratable benefit of the Purchasers, as collateral security for Sellers' Obligations (and for such purpose and to such extent, each Seller hereby grants to the Agent, as security for the Sellers' Obligations, a security interest in such funds).

         2.13 Amendment to Section 2.10(a). Section 2.10(a) of the Receivables Purchase Agreement is hereby amended by adding an additional sentence to the end thereof to read as follows:

                  All payments to be made by the Sellers hereunder shall be made in Dollars, except for amounts attributable to Portfolio Decreases with respect to Foreign Currency Denominated Receivables, to Purchasers' Yields with respect to Foreign Currency Denominated Receivables, and to repurchases of Foreign Currency Denominated Receivables pursuant to Section
                  6.02 which shall be payable in the currency or currencies in which such Foreign Currency Denominated Receivables are payable.

         2.14 Amendment to Section 2.10(b). Section 2.10(b) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Payment of any amount due from any Seller hereunder (including, without limitation, pursuant to any provision of Article II, Article VI, Article IX or Article X) that is not paid when due in accordance with the provisions hereof shall bear interest, payable upon demand, for each day until paid at a rate per annum equal to (i) if such amount is payable in Dollars, the sum of the Base Rate for such day plus the Applicable Base Rate Margin for such day plus 2.0% per annum and (ii) if such amount is payable in a foreign currency, the IBOR Rate with respect to such currency for such day plus the Applicable IBOR Margin for such day plus 2.0% per annum.

         2.15 Amendments to Section 2.10(c). (a) Section 2.10(c) is hereby amended by changing the first reference to Portfolio Increase therein, on the fifth line thereof, to Portfolio Increases and by inserting on the fifth line thereof, immediately after the term "Portfolio Increases", the following phrase:

                  in the currency or currencies in which such Portfolio Increases are payable,

         (b) Section 2.10(c) is hereby amended by inserting on the twenty fourth line thereof, immediately after the term "Federal Funds Rate", the following phrase:

                  with respect to Dollar Denominated Receivables and a rate per annum equal to the IBOR for such day with respect to Foreign Currency Denominated Receivables (calculated seperately for each currency in which such Foreign Currency Denominated Receivables are payable)

         2.16 Amendments to Section 2.13. (a) Section 2.13(a)(i) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:


                  (i) The Sellers, upon 30 days prior notice, may at any time require each of the Purchasers to sell all of its right, title and interest in all the Purchased Receivables to a third party or third parties designated in such notice on the Ending Date of any Settlement Period ending on or after the Commitment Expiration Date or Commitment Termination Date, as applicable. The purchase price, which shall be paid on such Ending Date, shall be equal to the sum of (A) for each Purchaser, the sum of the products obtained by multiplying such Purchaser's Beneficial Interest Percentage by the aggregate Net Balances of Purchased Receivables (calculated separately for each different currency in which such Purchased Receivables are payable), which amounts shall be payable in the currencies in which such Purchased Receivables are payable on the Domestic Business Day next preceding the Reset Date for such Settlement Period plus (B) to the extent not otherwise accounted for and paid pursuant to Section 2.09, all Purchasers' Yields accrued to such Ending Date and all Facility Fees for such Settlement Period, subject to any necessary adjustment required by
                  Section 2.10(c)(i)(A) and Section 2.10(c)(ii), respectively, plus (C) all other amounts payable to the Purchasers and the Agent hereunder and under the other Facility Documents; or

                  (b) Section 2.13(b) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) If on the Domestic Business Day next preceding the Reset Date for any Settlement Period ending on or after the Commitment Termination Date or the Commitment Expiration Date, as applicable, the Portfolio Balance is less than $12,000,000, the Sellers shall have the right on the Ending Date for such Settlement Period, upon notice delivered to the Agent not less than 5 Domestic Business Days prior to such Ending Date, to repurchase from the Purchasers all of the Purchased Receivables for a repurchase price equal to the sum of (i) for each Purchaser, the sum of the products obtained by multiplying such Purchaser's Beneficial Interest Percentage by the aggregate Net Balances of Purchased Receivables (calculated separately for each different currency in which such Purchased Receivables are payable), which amounts shall be payable in the currencies in which such Purchased Receivables are payable on the Domestic Business Day next preceding such Reset Date, plus (ii) to the extent not otherwise accounted for and paid pursuant to Section 2.09, all Purchasers' Yield accrued to such Ending Date and all Facility Fees for such Settlement Period, subject to any necessary adjustment required by Section 2.10(c)(i)(A) and Section 2.10(c)(ii), respectively, plus (iii) all other amounts payable to the Purchasers and the Agent hereunder and under the other Facility Documents. Any notice of repurchase delivered pursuant to this Section shall be irrevocable.

                  2.17 Amendment to Section 5.10. The last sentence of Section
5.10 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  Stanley agrees upon the reasonable request of the Agent, to deliver to the Agent the most currently available estimate of the Withdrawal Liability of Stanley and members of the Controlled Group with respect to each Multiemployer Plan, if any, in which they participate.

                  2.18 Amendment to Section 6.02. Section 6.02 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.02. Purchase or Repurchase Upon a Repurchase Event. If a Repurchase Event shall occur and be continuing;

                  (a) If such Repurchase Event is a Repurchase Event set forth in Section 6.01(l) or Section 6.01(m), any Purchaser may, by notice to Stanley, the Agent and the other Purchasers, (i) terminate and be relieved of all of its obligations to the Sellers hereunder and under its Commitment (which obligations shall thereupon terminate, unless such Purchaser's Commitment is assumed by a third party that acquires such Purchaser's Beneficial Interest) and (ii) require the Sellers to, and the Sellers shall, purchase from such Purchaser such Purchaser's Beneficial Interest on a date specified in such notice (that shall be not less than 5 nor more than 15 Domestic Business Days after such notice is given), at a purchase price (payable to the Agent for such Purchaser's account in the manner and at the time set forth in Section 2.10(a)) equal to the sum of (I) such Purchaser's Beneficial

                  Interest Percentage multiplied by the Opening Balances (calculated separately with respect to each currency in which the Purchased Receivables are payable) for the Settlement Period during which the date so specified for such purchase shall occur plus (II) subject to any necessary adjustment required by Section 2.10(c)(i)(A), the product obtained by multiplying (A) such Purchaser's Commitment Percentage times
                  (B) the product of such Opening Balances (calculated separately for each currency in which the Purchased Receivables are payable) times the Yield Rates applicable to Purchased Receivables payable in such currencies for such Settlement Period times (C) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) the date so specified for such purchase plus (III) subject to any necessary adjustment required by Section 2.10(c)(ii), an amount in respect of Facility Fees equal to the product obtained by multiplying (A) such Purchaser's Commitment Percentage times (B) the product of the Facility Fee Rate then in effect times the total Commitments as in effect on the first day of such Settlement Period times (C) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) the date so specified for such purchase, plus
                  (IV) all other amounts payable to such Purchaser hereunder and under the other Facility Documents;

                  (b) if such Repurchase Event is a Repurchase Event set forth in Section 6.01(g) or Section 6.01(h), (i) all of the Commitments shall be automatically terminated, immediately upon the occurrence thereof, without notice or other action by or on behalf of the Agent or any Purchaser, and (ii) the Sellers shall purchase from the Purchasers all of the Purchased Receivables on that date that is 5 Domestic Business Days after the occurrence of such Repurchase Event at a purchase price (payable to the Agent for the Purchasers' account (or the Agent's account, as the case may be) in the manner and at the time set forth in Section 2.10(a)) equal to the sum of (I) for each Purchaser, such Purchaser's Beneficial Interest Percentage multiplied by the Opening Balances (calculated separately for each currency in which the Purchased Receivables are payable) for the Settlement Period during which such fifth Domestic Business Day shall occur plus
                  (II) subject to any necessary adjustment required by Section 2.10(c)(i)(A), the products obtained by multiplying (A) the products of such Opening Balances times the applicable Yield Rates (calculated separately for each currency in which the Purchased Receivables are payable) for such Settlement Period times (B) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) such fifth Domestic Business Day plus (III) subject to any necessary adjustment required by Section 2.10(c)(ii), an amount in respect of Facility Fees equal to the product obtained by multiplying (A) the product of the Facility Fee Rate then in effect times the total Commitments as in effect on the first day of such Settlement Period times (B) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) such fifth Domestic Business Day, plus (IV) all other amounts payable to the Purchasers and the Agent hereunder and under the other Facility Documents; and

                  (c) if such Repurchase Event is any Repurchase Event other than those referred to in paragraph (a) or (b) of this Section, the Required Purchasers may, by notice from the Agent (given at the direction of the Required Purchasers) to Stanley
                  (i) terminate all of the Commitments (which shall thereupon terminate) and (ii) require the Sellers to, and the Sellers shall, purchase from the Purchasers all of the Purchased Receivables on a date specified in such notice (that shall be not less than 5 nor more than 15 Domestic Business Days after such notice is given), at a purchase price (payable to the Agent for the Purchasers' account (or the Agent's account, as the case may be) in the manner and at the time set forth in
                  Section 2.10(a)) equal to the sum of (I) for each Purchaser, such Purchaser's Beneficial Interest Percentage multiplied by the Opening Balances (calculated separately for each currency in which the Purchased Receivables are payable) for the Settlement Period during which the date so specified for such purchase shall occur plus (II) subject to any necessary adjustment required by Section 2.10(c)(i)(A), the products obtained by multiplying (A) the products of such Opening Balances times the applicable Yield Rates (calculated separately for each currency in which the Purchased Receivables are payable) for such Settlement Period times (B) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) the date so specified for such purchase plus (III) subject to any necessary adjustment required by Section 2.10(c)(ii), an amount in respect of Facility Fees equal to the product obtained by multiplying (A) the product of the Facility Fee Rate then in effect times the total Commitments as in effect on the first day of such Settlement Period times (B) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) the date so specified for such purchase, plus (IV) all other amounts payable to the Purchasers and the Agent hereunder and under the other Facility Documents.

         2.19 Amendment to Section 8.01. Section 8.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 8.01. Basis for Determining Euro-Dollar Rate or IBOR Rate Inadequate or Unfair. If on or prior to the first day of any Settlement Period:

                  (a) the Agent determines in good faith that deposits in Dollars or any foreign currency (in the applicable amounts) are not being offered in the applicable market for such Settlement Period, or

                  (b) the Required Purchasers advise the Agent in good faith that the London Interbank Offered Rate or the IBOR Rate for a particular foreign currency as determined by the Agent will not adequately and fairly reflect the cost to such Purchasers of maintaining the Euro-Dollar Rate or the IBOR Rate for a particular foreign currency as the Yield Rate for such Settlement Period, the Agent shall forthwith give notice thereof to Stanley and the Purchasers, whereupon until the Agent notifies Stanley that the circumstances giving rise to such suspension no longer exist, the Yield Rate with respect to Dollar Denominated Receivables for each Settlement Period shall be the Adjusted Base Rate for such Settlement Period and the obligation of the Purchasers to purchase Foreign Currency Denominated Receivables payable in the foreign currency subject to such notice shall be suspended. The Agent (in the case of clause (a) above) and the Purchasers (in the case of clause (b) above) agree to deliver to Stanley a written explanation, in reasonable detail, of the basis for their determination.

         2.20 Amendment to Section 8.02. Section 8.02 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 8.02. Illegality. (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, regulatory body, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Purchaser (or its Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Purchaser (or its Office) to maintain the Euro- Dollar Rate or any applicable IBOR Rate as the Yield Rate, and such Purchaser shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Purchasers and Stanley, whereupon until such Purchaser notifies Stanley and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Purchaser to maintain the Euro-Dollar Rate or any applicable IBOR Rate as the Yield Rate for any Settlement Period shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Purchaser shall designate a different Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Purchaser, be otherwise disadvantageous to such Purchaser.

                  (b) If any Purchaser shall determine that it may not lawfully continue to maintain the Euro-Dollar Rate as the Yield Rate for the then-current or any subsequent Settlement Period and shall so specify in such notice, if the Yield Rate for any such affected Settlement Period shall be the Euro-Dollar Rate, the Yield Rate shall then be automatically converted to, and for each Settlement Period thereafter during the period of such suspension for which Stanley shall have selected the Euro-Dollar Rate as the Yield Rate the Yield Rate shall be, a blended rate based on the Adjusted Base Rate for such Settlement Period for each such Purchaser, to the extent of and in proportion to its Beneficial Interest, and on the Euro-Dollar Rate for such Settlement Period for each other Purchaser; in such circumstance, the Agent shall make appropriate adjustments in distributing to the Purchasers their respective pro rata shares of amounts paid by the Sellers in respect of the Purchasers' Yield for each such Settlement Period.

                  (c) If any Purchaser shall determine that it may not lawfully continue to maintain an applicable IBOR Rate as the Yield Rate for one or more Foreign Currency Denominated Receivables, the Sellers shall upon notice from such Purchaser, purchase (on the date specified in such notice) such Purchaser's Beneficial Interest in such Foreign Currency Denominated Receivables at a purchase price in the foreign currency or currencies in which such Foreign Currency Denominated Receivables are payable equal to the sum of (I) such Purchaser's Beneficial Interest Percentage multiplied by the Opening Balances with respect to such Foreign Currency Denominated Receivables for the Settlement Period during which the date so specified for such purchase shall occur plus (II) subject to any necessary adjustment required by Section 2.10(c)(i)(A), the product obtained by multiplying (A) such Purchaser's Commitment Percentage times (B) the product of such Opening Balances times the Yield Rates applicable to such Foreign Currency Denominated Receivables for such Settlement Period times (c) a fraction, the denominator of which is 360 and the numerator of which is the number of days elapsed from (and including) the first day of such Settlement Period to (but excluding) the date so specified for such purchase.

         2.21 Amendments to Section 8.03 . (a) Section 8.03 of the Receivables Purchase Agreement is hereby amended by inserting, after the term "Euro-Dollar Rate" at each place in Section 8.03 that it appears, the phrase:

         or any applicable IBOR Rate

         (b) Section 8.03(a)(ii) of the Receivables Purchase Agreement is hereby amended by inserting in line four thereof, immediately after the term "Euro-Dollar Reserve Percentage", the following phrase:

                  or in an applicable IBOR Reserve Percentage

         (c) Section 8.03(a)(iii) of the Receivables Purchase Agreement is hereby amended by deleting the phrase "the London interbank" in line one thereof and substituting in its place the following phrase:

                  any applicable

         2.22 Amendment to Section 8.04. Section 8.04 of the Receivables Purchase Agreement is hereby amended by inserting in the eleventh line thereof immediately after the term "Euro- Dollar Rate", the following phrase:

                  or any applicable IBOR Rate

         2.23 Addition of New Section 8.05. A new section is hereby added to the Receivables Purchase Agreement as Section 8.05 to read as follows:

                  SECTION 8.05. Failure to Pay in Foreign Currency. If the Sellers are unable for any reason to effect payment in a foreign currency as required by this Receivables Purchase Agreement or if the Sellers shall default in their obligations with respect to Foreign Currency Denominated Receivables, each Purchaser may, through the Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Sellers shall make such payment in Dollars, the Sellers agree to hold the Purchasers harmless from any loss incurred by the Purchasers arising from any change in the value of Dollars in relation to such foreign currency between the date such payment became due and the date of payment thereof.

         2.24 Addition of New Section 8.06. A new section is hereby added to the Receivables Purchase Agreement as Section 8.06 to read as follows:

                           SECTION 8.06. Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any foreign currency into any other currency, the rate of exchange used shall be the Agent's spot rate of exchange for the purchase of the foreign currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligations of the Sellers in respect of any amount due from them hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Agent of any payment in a currency other than the relevant foreign currency the Agent is able (in accordance with normal banking procedures) to purchase the relevant foreign currency with such other currency. If the amount of the relevant foreign currency that the Agent is able to purchase with such other currency is less than the amount due in the relevant foreign currency, notwithstanding any judgment or order, the Sellers shall indemnify the Purchasers for the shortfall.

         2.25 Amendment to Section 9.07. Section 9.07 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 9.07. Subrogation. Notwithstanding anything herein to the contrary, Stanley hereby waives until a period of time has expired equal to 366 days after all Obligations of the Sellers to the Purchasers have been paid, and the Commitments have been terminated, any right of subrogation (under contract, Section 509 of the Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution and hereby waives until the above referenced period of time has expired, any right to enforce any remedy that any Purchaser or the Agent now has or may hereafter have against Bostitch, Mechanics Tools or any endorser or any other guarantor of all or any part of the Guaranteed

     Obligations, and Stanley hereby waives, until the above referenced period of time has expired, any benefit of, and any right to participate in, any security or collateral given to any Purchaser or the Agent to secure payment or performance of the Guaranteed Obligations or any other liability of Bostitch or Mechanics Tools to any Purchaser. The waiver contained in this Section shall continue and survive the termination of this Agreement and the final and indefeasible payment in full of the Guaranteed Obligations.

         2.26 Amendment to Notice Address for Sellers. The address for notices to the Sellers is hereby amended to be as set forth on the signature pages of this Agreement.

         2.27 Amendment Increasing Aggregate Commitments and Adding Fleet Bank of Massachusetts, N.A. as a Purchaser. The Receivables Purchase Agreement shall be amended by increasing the total amount of the Commitments to $110,000,000. The individual Commitments of the Existing Purchasers set forth on the signature pages of the Receivables Purchase Agreement shall be restated to be equal to the respective amounts set forth on the signature pages hereof opposite such Existing Purchasers' respective names. Fleet Bank of Massachusetts, N.A. is hereby added as a Purchaser (as defined in the Receivables Purchase Agreement) a party to the Receivables Purchase Agreement and Fleet Bank of Massachusetts, N.A. shall have all of the rights and obligations of a Purchaser thereunder. The Office and the Commitment of Fleet Bank of Massachusetts, N.A. shall be as set forth on the signature page hereof.

         2.28 Amendment to Exhibit B. Exhibit B of the Receivables Purchase Agreement is hereby amended by deleting the column heading "Original Amount" and replacing it with the following:

                  Original Amount
                  and Currency Denomination

         2.29 Amendment to Schedule 2.12. Schedule 2.12 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.12 hereto.

         2.30 Amendment to Exhibit D-1. Exhibit D-1 of the Receivables Purchase Agreement is hereby amended and restated in its entirety, to read as set forth on Exhibit D-1 hereto.

         2.31 Amendment to Exhibit D-2. Exhibit D-2 of the Receivables Purchase Agreement is hereby amended and restated in its entirety, to read as set forth on Exhibit D-2 hereto.

         2.32 Amendment to Exhibit I. Exhibit I of the Receivables Purchase Agreement is hereby amended and restated in its entirety, to read as set forth on Exhibit I hereto.

         SECTION 3. No Other Amendment. Except for the amendments set forth above, the text of the Receivables Purchase Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Receivables Purchase Agreement and this Amendment shall be construed together as a single instrument and any reference to the "Agreement" or any other defined term for the Receivables

Purchase Agreement in the Receivables Purchase Agreement, any other Facility Document or any certificate, instrument or other document delivered pursuant thereto shall mean the Receivables Purchase Agreement as amended hereby and as it may be amended, supplemented or otherwise modified hereafter.

         SECTION 4. Representations and Warranties. The Sellers hereby represent and warrant in favor of the Agent and the Purchasers as follows:

         (a) No Default or Event of Default under the Receivables Purchase Agreement has occurred and is continuing on the date hereof;

         (b) The Sellers have the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them;

         (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each of the Sellers and each of this Amendment and the Receivables Purchase Agreement, as amended hereby constitutes the legal, valid and binding obligation of the Sellers enforceable against each of them in accordance with its terms; provided, that the enforceability of each of this Amendment and the Receivables Purchase Agreement as amended hereby is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally; and

         (d) The execution and delivery of this Amendment and the Sellers' performance hereunder and under the Receivables Purchase Agreement as amended hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Sellers other than those which have already been obtained or given, nor be in contravention of or in conflict with the respective Articles of Incorporation or Bylaws of the Sellers, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Seller is a party or by which any Seller's assets or properties are or may become bound.

         SECTION 5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         SECTION 6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

         SECTION 7. Effective Date. This Amendment shall become effective as of December 20, 1995 upon receipt by the Agent (i) from each of the parties hereto of either a duly executed signature page from a counterpart of this Amendment or a facsimile transmission of a duly executed signature page from a counterpart of this Amendment, signed by such party; (ii) of a certified copy of a resolution of the Board of Directors of The Stanley Works, authorizing the increase in the aggregate Commitments; and (iii) of an incumbency certificate of the Sellers.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        SELLERS:

                                        THE STANLEY WORKS

                                        By:  Craig A. Douglas
                                             -------------------------------
                                                 Craig A. Douglas
                                        Its: Director, Corporate Finance

                                        STANLEY-BOSTITCH, INC.

                                        By:  Craig A. Douglas
                                             -------------------------------
                                                Craig A. Douglas
                                        Its: Assistant Treasurer

                                        STANLEY MECHANICS TOOLS, INC.

                                        By:  Craig A. Douglas
                                             -------------------------------
                                                Craig A. Douglas
                                        Its: Assistant Treasurer

                                        Notice Address (All Sellers):

                                        The Stanley Works
                                        1000 Stanley Drive
                                        New Britain, Connecticut 06053
                                        Attention: Director, Corporate Finance
                                        Telephone: (203) 827-3838
                                        Telecopy: (203) 827-3848
                                        Telex: N/A
                                        Answerback: N/A

                         [Remainder of this page intentionally left blank]

COMMITMENTS

$37,000,000                                 WACHOVIA BANK OF GEORGIA, N.A.,
                                            as a Purchaser

                                            By:     Terence P. Snellings
                                                ------------------------------
                                                    Terence P. Snellings
                                            Title: Senior Vice President

                             [Remainder of this page intentionally left blank]

$29,000,000

                                            BANQUE NATIONALE DE PARIS,
                                            NEW YORK BRANCH, as a Purchaser

                                            By:     Richard L. Sted
                                                ------------------------------
                                                    Richard L. Sted
                                            Title: Senior Vice President

                                            and

                                            By:     Sophie Revillard Kaufman
                                                ------------------------------
                                                    Sophie Revillard Kaufman
                                            Title: Vice President

                             [Remainder of this page intentionally left blank]

$29,000,000                                 ROYAL BANK OF CANADA,
                                            as a Purchaser

                                            By:     Sheryl L. Greenberg
                                                ------------------------------
                                                    Sheryl L. Greenberg
                                            Title: Manager

                             [Remainder of this page intentionally left blank]

$15,000,000

                                            FLEET BANK OF MASSACHUSETTS, N.A.
                                            Purchaser

                                            By:     Paul A. Veiga
                                                ------------------------------
                                                    Paul A. Viega
                                            Title: Vice President

                                            Office:

                                            777 Main Street, MSN 203
                                            Hartford, Connecticut 06115
                                            Attention: Paul Veiga
                                            Telephone: (203) 986-4426
                                            Telecopy: (203) 986-9378

-------------------------
TOTAL COMMITMENTS

$110,000,000

                             [Remainder of this page intentionally left blank]

                                  SCHEDULE 2.12

                  Principal Offices, Location of Records, Etc.

A.   Principal Offices and Exclusive Location of Records:

         The Stanley Works
         1000 Stanley Drive
         New Britain, Connecticut  06053
         Attention: Director, Corporate Finance

         Stanley-Bostitch, Inc.
         Route 2, Briggs Drive
         East Greenwich, Rhode Island  02818
         Attention: Credit Manager

         Stanley Mechanics Tools, Inc.
         (Principal Office)
         12827 Valley Branch Lane
         Dallas, Texas 75234
         Attention: Vice President - Controller

         Mac Tools, a Division of Stanley Mechanics Tools, Inc.
         (Location of Records)
         4635 Hilton Corporate Drive
         Columbus, Ohio 43232

B.   Federal Employment Identification Numbers:

         The Stanley Works                                        06-0548860

         Stanley Mechanics Tools, Inc.                            06-1017406

         Stanley-Bostitch, Inc.                                   05-0419891

                                   EXHIBIT D-1

                SETTLEMENT STATEMENT, ASSIGNMENT AND BILL OF SALE

     This Settlement Statement, Assignment and Bill of Sale (this "Settlement Statement") is delivered pursuant to the Receivables Purchase Agreement, dated as of December 1, 1993 (as amended from time to time and in effect on the date hereof, the "Purchase Agreement"), by and among The Stanley Works, Stanley Mechanics Tools, Inc. , Stanley-Bostitch, Inc., the purchasers from time to time party thereto and Wachovia Bank of Georgia, National Association, as agent for the Purchasers. Unless otherwise provided herein, terms defined in the Purchase Agreement shall have the meanings herein as therein defined. This Settlement Statement is made as of the Ending Date for the Settlement Period beginning on ___________, 199__ and ending on ____________, 199__ (the "Settlement Period").

                      PART I: RECONCILIATION AND SETTLEMENT

     The Sellers hereby warrant and represent to the Purchasers that (a) the Receivables Schedule attached to this Settlement Statement, setting forth the information described therein with respect to each of the Closing Receivables for the Settlement Period, is true and correct and (b) the following information is true and correct and accurately sets forth (i) the Portfolio Increases due from the Purchasers to the Sellers, and/or the Portfolio Decreases due from the Sellers to the Purchasers, as the case may be, for the Settlement Period, (ii) the Purchasers' Yield and the Facility Fees for the Settlement Period due from the Sellers to the Purchasers,1 and (iii) the amount of all Agent's Servicing Fees and Agent's Costs and Expenses, if any, that became due to the Agent on or before, but remain unpaid as of, the Ending Date of the Settlement Period.

A.   Portfolio Decrease/Increase:
     ---------------------------

    1.  Dollar Denominated Receivables

     a.      Opening Balance:                                           $____________

     b.      Closing Balance:                                           $____________

     c.      Portfolio Decrease, if any, Due to Purchasers
                      (positive amount, if any, of a minus b):          $____________

     d.      Portfolio Increase, if any, Due to Sellers
                      (negative amount, if any, of a minus b):          $__________**

    [2.   Foreign Currency Denominated Receivables (________ currency)


--------

(1) Purchasers' Yield and Facility Fees may be subject to adjustment as provided in Section 2.10(c)(i) and (ii) of the Purchase Agreement.

     a.  Opening Balance                                                                      ____________

     b.  Closing Balance                                                                      ____________

     c.  Portfolio Decrease, if any, Due to Purchasers
                           (positive amount, if any, of a minus b):                           ____________

     d.  Portfolio Increase, if any, Due to Sellers
                           (negative amount, if any, of a minus b):                           __________](2)

B.       Purchasers' Yield Due to Purchasers:

    1.   Dollar Denominated Receivables

     Purchasers' Yield = a x b x c/360 =                                                     $____________

     Where

     a = Opening Balance for the Settlement Period

     b = Yield Rate applicable to Dollar Denominated Receivables
         for the Settlement Period = X + Y =                                                         _____%

         Where:

         X =      Applicable Margin for the Settlement Period =                                      _____%
                  (weighted average of Applicable Base Rate Margin or Applicable
                  Euro-Dollar Margin, as applicable, in effect for each day of the Settlement Period)

         Y =      Adjusted Base Rate or Adjusted London Interbank =                                  _____%
                  Offered Rate, as applicable, for the Settlement Period

     c = Number of days in the Settlement Period

    [2.   Foreign Currency Denominated Receivables (_______currency)(3)

     Purchasers' Yield = a x b x c/360 =                                                      ____________




--------

(2) Repeat item 2 as item 3, 4 etc. for each currency in which Foreign Currency Denominated Receivables are payable.

(3) Repeat item 2 as item 3, 4 etc. for each currency in which Foreign Currency Denominated Receivables are payable.

     Where

     a = Opening Balance for the Settlement Period

     b = Yield Rate applicable to Foreign Currency Denominated
         Receivables payable in ______ currency
         for the Settlement Period = x + y =                                                 _____%

         Where:

         x =      Applicable Margin for the Settlement Period =                              _____%
                  (weighted average of  Applicable IBOR Margin in effect for each day of the Settlement Period)

         y =      Adjusted Interbank Offered Rate for the Settlement Period =                _____%

     c = Number of days in the Settlement Period](3)

C.   Facility Fees Due to Purchasers:

     Facility Fees = a x b x c/360 =                                                 $____________

     Where

     a =   Total Commitments as of first day of the Settlement Period

     b =   Facility Fee Rate for the Settlement Period =                                     _____%
           (weighted average of Facility Fee Rate in effect for each day of the Settlement
           Period)

     c =   Number of days in the Settlement Period

D.   Unpaid Agent's Servicing Fees:                                                  $____________

E.   Unpaid Agent's Costs and Expenses:                                              $____________

F.   Total Due to Purchasers:                                                        $____________

G.   Total Due to Sellers:                                                           $____________



____________________

                      PART II: ASSIGNMENT AND BILL OF SALE

         1. Each of the respective Sellers has sold, assigned and conveyed to the Purchasers, and by these presents does hereby sell, assign, transfer, convey and set over unto the Purchasers, all of such Seller's right, title and interest in those Closing Receivables for the Settlement Period, identified in the Receivables Schedule attached hereto, that are owned by such Seller and that were not Opening Receivables for the Settlement Period (such Closing Receivables are referred to herein as the "Subsequently Offered Receivables"), the sale, assignment, transfer and conveyance hereunder being made under and subject to the Purchase Agreement, it being acknowledged and agreed that, with respect to each Subsequently Offered Receivable the Purchasers shall have all of the rights and benefits provided under the Purchase Agreement.

         2. Each Seller hereby warrants and represents to the Purchasers, with respect to each Subsequently Offered Receivable so sold, assigned and conveyed hereunder by such Seller, that

                  (a) such Seller (i) is the true, lawful and sole owner of such Subsequently Offered Receivable, (ii) has good, absolute and marketable title to such Subsequently Offered Receivable, free and clear of all Liens of any nature, and (iii) has the right to sell, transfer and assign such Subsequently Offered Receivable without restriction;

                  (b) the full Net Balance of such Subsequently Offered Receivable, as shown on the Receivables Schedule attached hereto, is owing;

                  (c) such Subsequently Offered Receivable (i) is payable in Dollars or in the official currency of a country that is a member of the Organization for Economic Cooperation and Development, (ii) is free from allowances, discounts, credits, adjustments, defenses, set-offs or counterclaims by any Obligor thereon of any kind against such Seller,
         (iii) is not a Charged-Off Receivable or a Defaulted Receivable, (iv) is not payable by any Obligor that is an Obligor under a Defaulted Receivable or a Charged-Off Receivable, and (v) is not in repossession or litigation; and

                  (d) to such Seller's best knowledge, such Subsequently Offered Receivable is otherwise an Eligible Receivable in all respects.

         3. This Settlement Statement may be signed in three counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  4. This instrument shall be governed by the laws of the State of Georgia.

                      [Signatures follow on separate page]

         IN WITNESS WHEREOF, the Sellers have executed this Settlement Statement, Assignment and Bill of Sale as of the Ending Date for the Settlement Period first above identified.

Dated:                     , 199__

THE STANLEY WORKS                        STANLEY-BOSTITCH, INC.

By:                                      By:
Title:                                   Title:

STANLEY MECHANICS TOOLS, INC.

By:
Title:






Receipt Acknowledged, this _____
day of _______________, 199___.

WACHOVIA BANK OF GEORGIA, NATIONAL ASSOCIATION, as Agent

By:
Title:

                                   EXHIBIT D-2

                          AGENT'S SETTLEMENT STATEMENT

         This Settlement Statement is delivered pursuant to the Receivables Purchase Agreement, dated as of December 1, 1993 (as amended from time to time and in effect on the date hereof, the "Purchase Agreement"), by and among The Stanley Works, Stanley Mechanics Tools, Inc. , Stanley-Bostitch, Inc., the purchasers from time to time party thereto and Wachovia Bank of Georgia, National Association, as agent for the Purchasers. Unless otherwise provided herein, terms defined in the Purchase Agreement shall have the meanings herein as therein defined. This Settlement Statement is made as of the Ending Date for the Settlement Period beginning on ___________, 199__ and ending on ___________, 199__ (the "Settlement Period").

         The Agent hereby certifies to the Purchasers that during the Settlement Period (or that portion thereof from and after the date on which, during such Settlement Period, the Agent assumed the Seller's duties for the billing and collection of Purchased Receivables) the Agent has received the aggregate sum of ______________ of good, collected funds in respect of collections of the principal of and interest on the Opening Receivables (calculated solely with respect to Dollar Denominated Receivables) for the Settlement Period, of which $_________ represents payments of interest on such Opening Receivables, with the $__________ balance representing payments of the principal of such Opening Receivables; [and the Agent has received the aggregate sum of _________ of good, calculated funds in respect of collections of the principal and interest on the Opening Receivables (calculated solely with reference to Foreign Currency Denominated Receivables payable in ______ currency) for the Settlement Period, of which _______ represents payments of or interest on such Opening Receivables with the _________ balance representing payments of the principal of such Opening Receivables].(4)

         Set forth below is the Agent's calculation of (a) the Portfolio Decreases if any, for the Settlement Period, (b) the Purchasers' Yields and the Facility Fees for the Settlement Period due from the Sellers to the Purchasers, and (c) the amount of all Agent's Servicing Fees and Agent's Costs and Expenses that became due to the Agent on or before, but remain unpaid as of, the Ending Date of the Settlement Period.

A.       Portfolio Decrease/Increase:

    1.  Dollar Denominated Receivables

         5.       Opening Balance:                         $____________

         6.       Closing Balance:                         $____________


--------
   (4) Repeat bracketed language for each different currency in which Foreign Currency Denominated Receivables are payable.

         7.       Portfolio Decrease, if any, Due to Purchasers
                                    (positive amount, if any, of a minus b):                     $____________


         8.       Portfolio Increase, if any, Due to Sellers
                                    (negative amount, if any, of a minus b):                     $____________

    [2.   Foreign Currency Denominated Receivables (________ currency)

         a.       Opening Balance                                                                 ____________

         b.       Closing Balance                                                                 ____________

         c.       Portfolio Decrease, if any, Due to Purchasers
                                    (positive amount, if any, of a minus b):                      ____________

         d.       Portfolio Increase, if any, Due to Sellers
                                    (negative amount, if any, of a minus b):                      ____________](5)

B.                Purchasers' Yield Due to Purchasers:

    1.   Dollar Denominated Receivables

         Purchasers' Yield = a x b x c/360 =                                                     $___________

         Where

         a =      Opening Balance for the Settlement Period

         b =      Yield Rate applicable to Dollar Denominated Receivables
                  for the Settlement Period = X + Y =                                                   _____%

                  Where:

                  X =      Applicable Margin for the Settlement Period =                                _____%
                           (weighted average of Applicable Base Rate
                           Margin or Applicable Euro-Dollar Margin, as
                           applicable, in effect for each day of the Settlement
                           Period)

                  Y =      Adjusted Base Rate or Adjusted London Interbank =                            _____%
                           Offered Rate, as applicable, for the Settlement Period




--------

   (5) Repeat item 2 as item 3, 4 etc. for each currency in which Foreign Currency Denominated Receivables are payable.

         c =      Number of days in the Settlement Period

    [2.   Foreign Currency Denominated Receivables (_______currency)

         Purchasers' Yield = a x b x c/360 =                                                          $____________

         Where

         a =      Opening Balance for the Settlement Period

         b =      Yield Rate applicable to Foreign Currency Denominated
                  Receivables payable in ______ currency
                  for the Settlement Period = X + Y =                                                         _____%

                  Where:

                  x =      Applicable Margin for the Settlement Period =                                      _____%
                           (weighted average of or Applicable IBOR Margin in effect for each day of the Settlement Period)

                  y =      Adjusted Interbank Offered Rate for the Settlement Period =                        _____%

         c =      Number of days in the Settlement Period](6)

C.       Facility Fees Due to Purchasers:

         Facility Fees = a x b x c/360 =                                                              $____________

         Where

         a = Total Commitments as of first day of the Settlement Period or, if the Commitments shall have expired or been terminated prior to such date, the Opening Balance for the Settlement
                  Period

         b =      Facility Fee Rate for the Settlement Period =                                               _____%
                  (weighted average of Facility Fee Rate in effect for each day of the
                  Settlement Period)

         c =      Number of days in the Settlement Period

D.       Unpaid Agent's Servicing Fees:                                                               $____________

E.       Unpaid Agent's Costs and Expenses:                                                           $____________


----------------------------

   (6) Repeat item 2 as item 3, 4 etc. for each currency in which Foreign Currency Denominated Receivables are payable.

Dated:                     , 199__

                                            WACHOVIA BANK OF GEORGIA, NATIONAL
                                            ASSOCIATION, as Agent

                                            By:
                                            Title:

                                    EXHIBIT I

                        Form of Assignment and Acceptance

                            ASSIGNMENT AND ACCEPTANCE
                         Dated ________________ __, ____

     Reference is made to the Receivables Purchase Agreement dated as of December 1, 1993, (as amended, supplemented or otherwise modified and in effect from time to time, the "Receivables Purchase Agreement"), among The Stanley Works, a Connecticut corporation, Stanley-Bostitch, Inc., a Delaware corporation, Stanley Mechanics Tools, Inc. , an Ohio corporation, the Purchasers (as defined in the Receivables Purchase Agreement) and Wachovia Bank of Georgia, National Association, as Agent (the "Agent"). Terms defined in the Receivables Purchase Agreement are used herein with the same meaning.

     _____________________________________________________ (the "Assignor") and
_____________________________________________ (the "Assignee") agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Receivables Purchase Agreement as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Commitment and a ______% interest (which on the Effective Date hereof is $_______________, being the product of the Assignor's Commitment Percentage multiplied by the Portfolio Balance on the Effective Date) in the Assignor's Beneficial Interest). From and after the Effective Date (as hereinafter defined), the Commitment (if the Effective Date shall be prior to the Commitment Expiration Date or the Commitment Termination Date, as applicable), the Commitment Percentage and the Beneficial Interest Percentage of the Assignor and the Assignee, respectively, shall be as set forth below:



                                                      Commitment               Beneficial
                                Commitment            Percentage          Interest Percentage
                                ----------            ----------          -------------------

          ASSIGNOR             $___________             _____%                   _____%
          ASSIGNEE             $___________             _____%                   _____%


     2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Receivables Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Purchase Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof that have not yet become effective) is $_________________
and its Beneficial Interest in the Portfolio Balance (without giving effect to assignments thereof that have not yet become effective) is $_________________ (using applicable exchange rates in effect on ____________, _____); and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Seller or the performance or observance by any Seller of any of its obligations under the Receivables Purchase Agreement or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Receivables Purchase Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of Stanley and its Consolidated Subsidiaries delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement; (iii) confirms that it is an Eligible Purchaser; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Purchase Agreement and the other Facility Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Receivables Purchase Agreement are required to be performed by it as a Purchaser; (vi) specifies as its Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, [and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Receivables Purchase Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].7

     4. The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acknowledgment by the Agent and to Stanley for execution by Stanley.

     5. Upon such acknowledgment by the Agent and execution by Stanley, from and after the Effective Date, (i) the Assignee shall be a party to the Receivables Purchase Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Purchaser thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03 and 8.04 of the Receivables Purchase Agreement) and be released from its obligations under the Receivables Purchase Agreement.

___________________


  (7 If the Assignee is organized under the laws of a jurisdiction outside the United States.

     6. Upon such acknowledgment by the Agent and execution by Stanley, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                                    [NAME OF ASSIGNOR]

                                    By:_____________________________________

                                    Title:__________________________________

                                    [NAME OF ASSIGNEE]

                                    By:_____________________________________

                                    Title:__________________________________

                                    Office:
                                    [Address]

CONSENTED TO, this ____
day of _____________, 199__

THE STANLEY WORKS

By:_____________________________
Title:____________________________

ACKNOWLEDGED, this ____
day of _____________, 199__

WACHOVIA BANK OF GEORGIA,
NATIONAL ASSOCIATION., as Agent

By:_______________________________
Title:______________________________



                                      - 3 -